UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        April 17, 2006 (April 17, 2006)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                          1-11151              76-0364866
---------------------------                -------            ------------
(State or other jurisdiction of         (Commission File     (I.R.S. Employer
 incorporation or organization)             Number)         Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas          77042
--------------------------------------------------------------          -----
  (Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

     Mr. Albert L. Rosen, 81, a director of U. S. Physical Therapy, Inc. since 1992, has elected to retire from the Board of Directors and therefore will not stand for reelection at the Annual Meeting of Stockholders which will be held on May 31, 2006. Mr. Rosen will serve on the Board until the Annual Meeting.


Item 9.01  Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibits         Description of Exhibits
--------         -----------------------
None

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       U.S. PHYSICAL THERAPY, INC.


Dated: April 18, 2006             By: /s/ LAWRANCE W. MCAFEE
                                     -----------------------
                                          Lawrance W. McAfee
                                          Chief Financial Officer
                                (duly authorized officer and principal financial
                                            and accounting officer)